     As filed with the Securities and Exchange Commission on April 25, 2001
                                                       Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               _________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               __________________

                                  TULARIK INC.
             (Exact name of registrant as specified in its charter)
                               __________________

  DELAWARE                 TWO CORPORATE DRIVE                   94-3148800
 (State of         SOUTH SAN FRANCISCO, CALIFORNIA 94080      (I.R.S. Employer
Incorporation)   (Address of principal executive offices)    Identification No.)


                               ___________________

                           1997 EQUITY INCENTIVE PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)
                               ___________________


                               ___________________

                                William J. Rieflin
            Executive Vice President, Administration and General Counsel
                                  TULARIK INC.
                               Two Corporate Drive
                      South San Francisco, California 94080
                                 (650) 825-7000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                               __________________



                               ___________________

                                   Copies to:
                          Suzanne Sawochka Hooper, Esq.
                               COOLEY GODWARD LLP
                               5 Palo Alto Square
                               3000 El Camino Real
                           Palo Alto, California 94306
                                 (650) 843-5000
                               __________________

                         CALCULATION OF REGISTRATION FEE

==============================================================================================================================
                                                        PROPOSED MAXIMUM         PROPOSED MAXIMUM
   TITLE OF SECURITIES                                      OFFERING                 AGGREGATE                AMOUNT OF
     TO BE REGISTERED       AMOUNT TO BE REGISTERED    PRICE PER SHARE(1)        OFFERING PRICE(1)        REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common
   Stock (par value $.001)       2,166,690 shares          $21.65                 $46,908,839                $11,727
=============================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on April 18, 2001 as reported on the Nasdaq National Market.

The chart below details the calculations of the registration fee:

----------------------------------------------------------------------------------------------------------------------
                                                                       PROPOSED MAXIMUM         PROPOSED MAXIMUM
                                                                      OFFERING PRICE PER       AGGREGATE OFFERING
           SECURITIES                     NUMBER OF SHARES                   SHARE                   PRICE
----------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to the
  1997 Equity Incentive Plan                1,685,246                      $21.65                 $36,485,576
----------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to the
  1999 Employee Stock Purchase Plan           481,444                      $21.65                 $10,423,263
----------------------------------------------------------------------------------------------------------------------
Proposed Maximum Offering Price                                                                   $46,908,839
----------------------------------------------------------------------------------------------------------------------
Registration Fee                                                                                  $    11,727
----------------------------------------------------------------------------------------------------------------------

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The contents of Registration Statements on Form S-8 (Nos. 33-95605, as amended on February 18, 2000, and 333-30384) filed with the Securities and Exchange Commission on January 28, 2000 and February 14, 2000, respectfully, are incorporated herein by reference.

ITEM 8.         EXHIBITS


  EXHIBIT
  NUMBER
  -------
      5.1       Opinion of Cooley Godward LLP.

     23.1       Consent of Ernst & Young LLP, Independent Auditors.

     23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

     24.1 Power of Attorney is contained on the signature page to this Registration Statement.

     99.1*      1991 Stock Plan and related documents.

     99.2*      1997 Equity Incentive Plan and related documents.

     99.3*      1997 Non-Employee Directors' Stock Option Plan and related documents.

     99.4**     Amplicon Corp. Stock Option Plan.

     99.5       Reserved.

     99.6*      1999 Employee Stock Purchase Plan.

     99.7       Reserved.

________________________________
* Filed as an exhibit to the Company's Registration Statement on Form S-1 (No. 333-89177), as amended through the date hereof, and incorporated herein by reference.

** Filed as an exhibit to the Company's Registration Statement on Form S-8 (No. 333-95605, as amended on February 18, 2000) and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on the 25th day of April, 2001.

                                         TULARIK INC.

                                         By:   /s/ David V. Goeddel
                                            --------------------------
                                                   David V. Goeddel
                                               Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David V. Goeddel, William J. Rieflin and Corinne H. Lyle, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                 SIGNATURE                                         TITLE                            DATE
/s/ David V. Goeddel
-----------------------------------------          Chief Executive Officer and Director         April 25, 2001
    David V. Goeddel                                 (Principal Executive Officer)

/s/ Corinne H. Lyle
-----------------------------------------                 Chief Financial Officer               April 25, 2001
    Corinne H. Lyle                            (Principal Finance and Accounting Officer)

/s/ A. Grant Heidrich, III
-----------------------------------------                        Director                       April 25, 2001
    A. Grant Heidrich, III

/s/ Paul A. Marks
-----------------------------------------                        Director                       April 25, 2001
    Paul A. Marks

/s/ Edward R. McCracken
-----------------------------------------                        Director                       April 25, 2001
    Edward R. McCracken

/s/ Steven L. McKnight
-----------------------------------------                        Director                       April 25, 2001
    Steven L. McKnight

                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER
    -------
      5.1       Opinion of Cooley Godward LLP.

     23.1       Consent of Ernst & Young LLP, Independent Auditors.

     23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

     24.1 Power of Attorney is contained on the signature page to this Registration Statement.

     99.1*      1991 Stock Plan and related documents.

     99.2*      1997 Equity Incentive Plan and related documents.

     99.3*      1997 Non-Employee Directors' Stock Option Plan and related documents.

     99.4**     Amplicon Corp. Stock Option Plan.

     99.5       Reserved.

     99.6*      1999 Employee Stock Purchase Plan.

     99.7       Reserved.

_____________________________________
* Filed as an exhibit to the Company's Registration Statement on Form S-1 (No. 333-89177), as amended through the date hereof, and incorporated herein by reference.

** Filed as an exhibit to the Company's Registration Statement on Form S-8 (No. 333-95605, as amended on February 18, 2000) and incorporated herein by reference.